                                        Securities Act registration no. 33-38953
                                       Investment Company Act file no. 811-06279
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
________________________________________________________________________________

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
              Post-Effective Amendment No. 17                            [X]

                                      and

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                     Amendment No. 19                                    [X]

________________________________________________________________________________

                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)

                      Two North La Salle Street, Suite 500
                         Chicago, Illinois  60602-3790

                         Telephone number 312/621-0600
________________________________________________________________________________

     Victor A. Morgenstern                 Cameron S. Avery
     Harris Associates L.P.                Bell, Boyd & Lloyd
     Two North La Salle Street, #500       70 West Madison Street, #3300
     Chicago, Illinois  60602              Chicago, Illinois  60602

                              (Agents for service)
________________________________________________________________________________

                 Amending Parts A, B and C and filing Exhibits

________________________________________________________________________________

            It is proposed that this filing will become effective:
            _____   immediately upon filing pursuant to rule 485(b)
              X
            _____   on November 1, 1996 pursuant to rule 485(b)
            _____   60 days after filing pursuant to rule 485(a)(1)
            _____   on May 1, 1996 pursuant to rule 485(a)(1) by acceleration
            _____   75 days after filing pursuant to rule 485(a)(2)
            _____   on _______________ pursuant to rule 485(a)(2)

Registrant has elected to register an indefinite number of its shares of beneficial interest, without par value, of the series designated The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund, Oakmark International Fund and The Oakmark International Emerging Value Fund, pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal period ended October 31, 1995 was filed on or about November 16, 1995.

________________________________________________________________________________

                       HARRIS ASSOCIATES INVESTMENT TRUST

         CROSS-REFERENCE SHEET PURSUANT TO RULE 495(a) OF REGULATION C

ITEM                LOCATION OR CAPTION/*/
----               -----------------------
                     Part A (Prospectus)
                   -----------------------
1 (a) & (b)        Front Cover

2 (a)              Expenses
  (b) & (c)        Summary

3 (a)              Financial Highlights
  (b)              Not Applicable
  (c)              Performance Information
  (d)              Financial Highlights

4 (a)(i)           Other Information
  (a)(ii)&(b)      How the Funds Invest
  (c)              Risk Factors

5 (a)              Management of the Funds
  (b)              Management of the Funds; Inside Back Cover; Expenses
  (c)              Management of the Funds
  (d)              Not applicable
  (e)              Inside Back Cover
  (f)              Expenses
  (g)              Management of the Funds

5 (a)              Not applicable (the specified information is
                    included in registrant's annual reports to shareholders)

6 (a)              Other Information
  (b)              Not Applicable
  (c)-(e)          Other Information
  (f)              Distributions
  (g)              Taxes

7                  How to Purchase Shares; Shareholder Services
  (a)              Not Applicable
  (b)              How to Purchase Shares; Net Asset Value
  (c)              Not Applicable
  (d)              Front cover; How to Purchase Shares
  (e) & (f)        Not Applicable

8 (a)-(d)          How to Redeem Shares

9                  Not Applicable

---------------------
/*/ References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

ITEM                          LOCATION OR CAPTION/*/
----               --------------------------------------------
                   Part B (Statement of Additional Information)
                   --------------------------------------------
10 (a) & (b)       Front Cover

11                 Table of Contents

12                 Not Applicable

13 (a)             The Funds; How the Funds Invest
   (c)             Investment Restrictions
   (d)             Not applicable

14 (a) & (b)       Part A - Management of the Funds; Trustees and Officers
   (c)             Not Applicable

15 (a)             Not Applicable
   (b)             Principal Shareholders
   (c)             Trustees and Officers

16 (a) & (b)       Part A - Management of the Funds;
                   Part B - Investment Adviser; Trustees and Officers
   (c)             Not Applicable
   (d)             Custodian
   (e)-(g)         Not Applicable
   (h)             Custodian; Independent Public Accountants
   (i)             Not Applicable

17 (a)-(d)         Portfolio Transactions
   (e)             Not Applicable

18 (a) & (b)       Not Applicable

19 (a)-(c)         Purchasing and Redeeming Shares

20                 Additional Tax Information; Taxation of Foreign Shareholders

21 (a)-(c)         Not Applicable

22 (a)             Not Applicable
   (b)             Performance Information

23                 Financial Statements

--------------------
/*/ References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

ITEM                          LOCATION OR CAPTION/*/
----               --------------------------------------------
                   Part C (Other Information)
                   --------------------------
24                 Financial statements and exhibits

25                 Persons controlled by or under common control with registrant

26                 Number of holders of securities

27                 Indemnification

28                 Business and other connections of investment adviser

29                 Principal underwriters

30                 Location of accounts and records

31                 Management services

32                 Undertakings

------------------
/*/ References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                      LOGO


                                    CONTENTS

     Highlights.............................................................   2
     Shareholder Transaction Expenses.......................................   4
     Annual Fund Operating Expenses.........................................   4
     Financial Highlights...................................................   6
     The Funds..............................................................   9
     How the Funds Invest...................................................   9
     Investment Techniques..................................................  13
     Risk Factors...........................................................  16
     Restrictions on the Funds' Investments.................................  20
     How to Purchase Shares.................................................  21
     How to Redeem Shares...................................................  23
     Shareholder Services...................................................  28
     Net Asset Value........................................................  29
     Distributions..........................................................  29
     Taxes..................................................................  29
     Management of the Funds................................................  30
     Trustees and Officers..................................................  34
     Performance Information................................................  36
     Other Information......................................................  36


     FOR MORE INFORMATION:
     Please call 1-800-OAKMARK (1-800-625-6275).

     24-HOUR NET ASSET VALUE HOTLINE:
     To obtain the current net asset value per share of a Fund, please call 1-800-GROWOAK (1-800-476-9625).

PROSPECTUS                                          NOVEMBER 1, 1996

           FUND                           INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------

                                     LONG-TERM CAPITAL APPRECIATION
     THE OAKMARK FUND                   The Oakmark Fund invests

                                     primarily in equity securities.
-------------------------------------------------------------------------------

                                     LONG-TERM CAPITAL APPRECIATION
       THE OAKMARK
                           The Oakmark Select Fund invests primarily in a non-
     SELECT FUND            diversified portfolio of equity securities.

-------------------------------------------------------------------------------

                                   LONG-TERM CAPITAL APPRECIATION
     THE OAKMARK             The Oakmark Small Cap Fund invests primarily in
                            equity securities of companies with small market
   SMALL CAP FUND                           capitalizations.

-------------------------------------------------------------------------------

                           HIGH CURRENT INCOME AND PRESERVATION AND GROWTH OF
       THE OAKMARK                               CAPITAL
      BALANCED FUND        The Oakmark Balanced Fund invests in a diversified
                            portfolio of equity and fixed-income securities.

-------------------------------------------------------------------------------

                                     LONG-TERM CAPITAL APPRECIATION
       THE OAKMARK
                               The Oakmark International Fund invests
 INTERNATIONAL FUND
                           primarily in equity securities of non-U.S. issuers.

-------------------------------------------------------------------------------

                                   LONG-TERM CAPITAL APPRECIATION
     THE OAKMARK              The Oakmark International Emerging Value Fund
                           invests primarily in equity securities of non-U.S.
    INTERNATIONAL           issuers that have small market capitalizations or
EMERGING                          that are located in emerging markets.

     VALUE FUND

-------------------------------------------------------------------------------
                           NO LOAD--NO SALES CHARGE
                                 NO 12B-1 FEES
     MINIMUM INVESTMENT                        TICKER SYMBOLS
Initial purchase--$1,000 or                 Oakmark Fund--OAKMX
           $2,500
   (see "How to Purchase            Select Fund--(not yet assigned)
          Shares")                         Small Cap Fund--OAKSX
                                            Balanced Fund--OAKBX
  Subsequent investments--
            $100                       International Fund--OAKIX
                                  International Emerging Value Fund--OAKEX
-------------------------------------------------------------------------------
Each "Fund" is a series of Harris Associates Investment Trust. The Funds may invest to a limited extent in high-yield, high-risk bonds and in other securi-ties that entail certain risks. See "Risk Factors."
This prospectus contains information you should know before investing. Please retain it for future reference. A Statement of Additional Information regard-ing the Funds dated the date of this prospectus has been filed with the Secu-rities and Exchange Commission and (together with any supplement to it) is in-corporated by reference. The Statement of Additional Information may be ob-tained at no charge by writing or telephoning the Trust at its address or tel-ephone number shown inside the back cover.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  HIGHLIGHTS

  HARRIS ASSOCIATES INVESTMENT TRUST (the "Trust") provides investors an opportunity to pool their money to achieve economies of scale and diversification, and to take advantage of the professional investment expertise of Harris Associates L.P. (the "Adviser").

  The Trust currently issues shares in six series (collectively, the "Funds" and generally, a "Fund"). Each series has distinct investment objectives and policies, and a shareholder's interest is limited to the series in which he or she owns shares. The six series are: The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Balanced Fund ("Balanced Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Emerging Value Fund ("International Emerging Fund"). Each is a "no-load" fund, and there are no sales or 12b-1 charges. There are no redemption fees except in the case of shares of Small Cap Fund or International Emerging Fund held less than six months, for which there is a 2% redemption fee payable to the Fund. However, no redemption fee is charged on redemptions of shares held in an omnibus account of a financial institution, such as a securities broker-dealer or bank.

  The Trust is designed for long-term investors, including those who wish to use shares of one or more series as a funding vehicle for tax-deferred retirement plans (including tax-qualified retirement plans and Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time. Only Balanced Fund is intended to present a balanced investment program between growth and income.

  The chief consideration in selecting equity securities for each Fund's portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Trust's investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

  OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities.

  SELECT FUND seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities.

  SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with small market capitalizations.

  BALANCED FUND seeks high current income and preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities.

  INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

  INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.

                                     RISKS

  The Funds are intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of the respective Funds through investments in the types of securities in which the Funds may invest. You should understand and consider carefully the risks involved in a Fund before investing in that Fund. See "Risk Factors" for a more detailed discussion.

                                   PURCHASES

  The minimum initial investment for Oakmark Fund and International Fund is $2,500 ($1,000 for an IRA, UGMA or UTMA) and for each other Fund is $1,000; additional investments must be at least $100. Shares may be purchased by check, by bank wire, by electronic transfer or by exchange. See "How to Purchase Shares."

                                  REDEMPTIONS

  For information on redeeming Fund shares, including the special redemption privileges, see "How to Redeem Shares."

                                NET ASSET VALUE

  The purchase and redemption price of a Fund's shares is the net asset value per share. The net asset value is determined as of the close of regular session trading on the New York Stock Exchange. See "Net Asset Value."

                                    ADVISER

  Harris Associates L.P. (the "Adviser") provides management and investment advisory services to the Funds. See "Management of the Funds."

                       SHAREHOLDER TRANSACTION EXPENSES

                                                    OAKMARK,
                                                SELECT, BALANCED, SMALL CAP AND
                                                AND INTERNATIONAL INT'L EMERGING
                                                      FUNDS           FUNDS
                                                ----------------- --------------
Commission to purchase shares (sales load).....       None             None
Commission to reinvest dividends...............       None             None
Deferred sales load............................       None             None
Redemption fees(a).............................       None                2%(b)
Fees to exchange shares........................       None             None

----------------
(a) If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $5).
(b) This fee, payable to the Fund, is imposed only if you redeem shares of the Fund within six months after purchase (other than by reinvestment of dividends or distributions), determined on a first-in, first-out basis. However, no redemption fee is charged on redemptions of shares held in an omnibus account of a financial institution, such as a securities broker-dealer or bank.

                        ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)

  The following table is intended to help you understand the costs and expenses that an investor in the Funds may bear directly or indirectly. For a more complete explanation of the fees and expenses borne by the Funds, see the discussions under the prospectus headings "How to Purchase Shares" and "Management of the Funds", as well as the Statement of Additional Information incorporated by reference into this prospectus.

                                                  SMALL                   INT'L
                                   OAKMARK SELECT  CAP   BALANCED INT'L  EMERGING
                                    FUND    FUND  FUND     FUND   FUND     FUND
                                   ------- ------ -----  -------- -----  --------
Investment management fees (a)....  1.00%   1.00% 1.25%     .75%  1.00%    1.25%
12b-1 fees........................  None    None  None     None   None     None
Other expenses (after
 reimbursements of certain
 expenses)(b).....................   .15    1.50   .25     1.75    .36     1.05
                                    ----    ----  ----     ----   ----     ----
Total Fund operating expenses
 (after reimbursement of certain
 expenses)........................  1.15%   2.50% 1.50%    2.50%  1.36%    2.30%
                                    ====    ====  ====     ====   ====     ====

----------------
(a) See "Management of the Funds" for rates of fees at various asset levels.

(b) Because Select, Small Cap, Balanced and International Emerging Funds are newly organized, their percentages shown for "Other Expenses" are estimates and, in the case of Balanced and Select Funds, have been computed giving effect to the Adviser's agreement to limit the Fund's ordinary operating expenses. See "Management of the Funds." Absent that limitation, the "Other Expenses" and "Total Fund Operating Expenses" of Select Fund would be estimated to be 2.00% and 3.00%, respectively, and of Balanced Fund would be estimated to be 2.00% and 2.75%, respectively.

  The following example illustrates the expenses that you would pay on a $1,000 investment in each Fund over various time periods assuming (1) a 5% annual rate of return, (2) the operating expense percentages listed in the table above remain the same through each of the periods, (3) reinvestment of all dividends and capital gain distributions, and (4) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Oakmark Fund....................................  $12     $37     $63     $140
Select Fund.....................................   25      78     133      284
Small Cap Fund..................................   15      47      82      179
Balanced Fund...................................   25      78     133      284
International Fund..............................   14      43      74      164
International Emerging Fund.....................   23      72     123      264

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The tables below for Oakmark Fund and International Fund reflect the results of the operations for a share outstanding throughout the periods shown and for the periods through October 31, 1995 have been audited by Arthur Andersen LLP, independent public accountants. These tables should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained from the Trust upon request without charge.

                                 OAKMARK FUND

                                                                                  PERIOD
                          SIX MONTHS         YEAR ENDED OCTOBER 31,               ENDED
                          ENDED APRIL   ------------------------------------     OCT. 31,
                           30, 1996       1995      1994      1993     1992      1991(A)
                          -----------   --------  --------  --------  ------     --------
                          (UNAUDITED)
Net Asset Value,
 beginning of period....   $  28.47     $  25.21  $  24.18  $  17.11  $12.10      $10.00
Income from investment
 operations:
 Net investment income
  (loss)................        .15          .30       .27       .17    (.03)(d)    (.01)
 Net gains or losses on
  securities (both
  realized and
  unrealized)...........       3.68         4.66      1.76      7.15    5.04        2.11
                           --------     --------  --------  --------  ------      ------
 Total from investment
  operations............       3.83         4.96      2.03      7.32    5.01        2.10
Less distributions:
 Dividends (from net
  investment income)....       (.28)        (.23)     (.23)     (.04)    --          --
 Distributions (from
  capital gains)........       (.84)       (1.47)     (.77)     (.21)    --          --
                           --------     --------  --------  --------  ------      ------
 Total distributions....      (1.12)       (1.70)    (1.00)     (.25)    --          --
                           --------     --------  --------  --------  ------      ------
Net asset value, end of
 period.................   $  31.18     $  28.47  $  25.21  $  24.18  $17.11      $12.10
                           ========     ========  ========  ========  ======      ======
Total return............      13.66%       21.55%     8.77%    43.21%  41.40%      87.10%*
Ratios/supplemental
 data:
 Net assets, end of
  period ($ million)....   $3,988.2     $2,827.1  $1,677.3  $1,107.0  $114.7      $  4.8
 Ratio of expenses to
  average net asset.....       1.15%*       1.17%     1.22%     1.32%   1.70%       2.50%(b)*
 Ratio of net income
  (loss) to average net
  assets................       1.16%*       1.27%     1.19%      .94%   (.24)%      (.66)%(c)*
 Portfolio turnover
  rate..................        6.7%          18%       29%       18%     34%          0%
 Average commission
  paid..................   $  .0534(e)

----------------
*  Ratios for the period have been determined on an annualized basis.

(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) Based on average month-end shares outstanding.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may vary.

                               INTERNATIONAL FUND

                                                                        PERIOD
                              SIX MONTHS    YEAR ENDED OCTOBER 31,      ENDED
                              ENDED APRIL   -------------------------  OCT. 31,
                               30, 1996      1995      1994     1993   1992(A)
                              -----------   ------   --------  ------  --------
                              (UNAUDITED)
Net asset value, beginning
 of period..................   $  12.97     $14.50   $  14.09  $ 9.80   $10.00
Income from investment
 operations:
 Net investment income......        .01        .30        .21     .06      .26
 Net gains or losses on
  securities (both realized
  and unrealized)...........       2.86       (.77)       .43    4.48     (.46)
                               --------     ------   --------  ------   ------
 Total from investment
  operations................       2.87       (.47)       .64    4.54     (.20)
Less distributions:
 Dividends (from net
  investment income)........        .00        --        (.08)   (.25)     --
 Distributions (from capital
  gains)....................      (1.04)     (1.06)      (.15)    --       --
                               --------     ------   --------  ------   ------
 Total distributions........      (1.04)     (1.06)      (.23)   (.25)     --
                               --------     ------   --------  ------   ------
Net asset value, end of
 period.....................   $  14.80     $12.97   $  14.50  $14.09   $ 9.80
                               ========     ======   ========  ======   ======
Total return................      23.90%     (3.06)%     4.62%  47.49%  (22.81)%*
Ratios/supplemental data:
 Net assets, end of period
  ($ million)...............   $1,137.7     $819.7   $1,286.0  $815.4   $ 23.5
 Ratio of expenses..........       1.36%*     1.40%      1.37%   1.26%    2.04%*
 Ratio of net income (loss)
  to average net assets.....       1.68%*     1.40%      1.44%   1.55%   37.02%*
 Portfolio turnover rate....         25%        27%        55%     21%       0%
 Average commission rate
  paid......................   $  .0160(b)

-----------------
*  Ratios for the period have been determined on an annualized basis.
(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may vary.

                       SMALL CAP FUND, BALANCED FUND AND
                          INTERNATIONAL EMERGING FUND

  Small Cap Fund, Balanced Fund and International Emerging Fund commenced operations on November 1, 1995. The following table reflects the results of operations of each of those Funds during the six months ended April 30, 1996 for a share outstanding throughout the period. These results have not been audited by independent public accountants. These tables should be read in conjunction with the Funds' unaudited financial statements and notes thereto, which may be obtained from the Trust upon request without charge.

                                             PERIOD ENDED APRIL 30, 1996
                                                         (A)
                                            -----------------------------------
                                            SMALL
                                             CAP      BALANCED    INTERNATIONAL
                                             FUND       FUND      EMERGING FUND
                                            ------    --------    -------------
                                                     (UNAUDITED)
Net asset value, beginning of period......  $10.00     $10.00        $10.00
Income from investment operations:
 Net investment income....................    (.01)       .05          (.01)
 Net gains or losses on securities (both
  realized and unrealized)................    2.19        .58          1.33
                                            ------     ------        ------
 Total from Investment Operations.........    2.18        .63          1.34
Less distributions:
 Dividends (from net investment income)...     .00        .00           .00
 Distributions (from capital gains).......     .00        .00           .00
                                            ------     ------        ------
 Total distributions......................     .00        .00           .00
                                            ------     ------        ------
Net asset value, end of period............  $12.18     $10.63        $11.34
                                            ======     ======        ======
Total return..............................   21.80%      6.30%        13.40%
Ratios/supplemental data:
 Net assets, end of period ($ million)....  $ 81.2     $ 10.6        $ 23.5
 Ratio of expenses to average net assets*.    2.12%*     2.50%(b)      2.50%(b)
 Ratio of net income to average net
  assets*.................................    (.50)%*    1.34%(b)       .23%(b)
 Portfolio turnover rate..................    17.8%       7.8%         5.83%
 Average brokerage commission paid per
  share...................................  $.0544(c)  $.0597(c)     $.0047(c)

----------------
   * Ratios for the period have been determined on an annualized basis.
(a) From November 1, 1995, the date on which shares of each of these Funds were first offered for sale to the public.
(b) If Balanced Fund and International Emerging Value Fund had paid all of their expenses and there had been no reimbursement by the investment adviser, their ratios of expenses to average net assets would have been 3.09% and 4.72%, respectively, and their ratios of net income (loss) to average net assets would have been 0.75% and (2.77%), respectively.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may vary.

                                   THE FUNDS

  The mutual funds offered by this prospectus are OAKMARK FUND, SELECT FUND, SMALL CAP FUND, BALANCED FUND, INTERNATIONAL FUND AND INTERNATIONAL EMERGING FUND. Each of the Funds is a no-load "mutual fund" and, except for Select Fund, is a diversified Fund. No Fund imposes any commission or charge when shares are purchased, nor bears any 12b-1 charges.

  The Funds are series of Harris Associates Investment Trust (the "Trust"), which is authorized to issue shares in separate series. Each series is a separate portfolio of securities and other assets, with its own investment objective and policies.

  Harris Associates L.P. (the "Adviser") provides investment advisory and administrative services to the Funds.

                             HOW THE FUNDS INVEST

  The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value, or underlying value, of the security as determined by the Adviser. The economic or underlying value of a security generally represents the per share net present value of the issuer's estimated long-term cash flows. The Funds may also employ the techniques described below under "Investment Techniques."

  OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

  The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-- International Investing" below.

  SELECT FUND seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities.

  The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-- International Investing" below.

  As a "non-diversified" fund, the Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. See "Risk Factors--Diversification of Select Fund."

  SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in companies whose market capitalization is less than $1 billion ("small cap companies") at the time of purchase. A company's market capitalization is the total market value of its outstanding common stock. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

  The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-- International Investing" below.

  BALANCED FUND seeks high current income and preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. The Fund is intended to present a balanced investment program between growth and income. It generally invests approximately 50-65% of its total assets in equity securities, including securities convertible into equity securities, 25-50% of its assets in U.S. Government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or by Standard & Poor's Corporation ("S&P") (AAA or AA), and up to 20% in unrated or lower rated debt securities (measured at market value at the time of investment).

  The Fund invests principally in securities of U.S. issuers. However, it may invest up to 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. The Fund has no geographic limits on its foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-- International Investing" below.

  INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

  The Adviser considers the relative political and economic stability of the issuer's home country, the ownership structure of the company, and the company's accounting practices in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (for example, Japan, Canada and the United Kingdom), in less developed markets (for example, Mexico and Thailand), and in selected emerging markets (such as Peru and India). Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risk. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors--International Investing" below.

  Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

  The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of non-U.S. issuers. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in securities of non-U.S. issuers.

  INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.

  The Adviser considers the relative political and economic stability of the issuer's home country, the ownership structure of the company, and the company's accounting practices in evaluating the potential rewards and risks of an investment opportunity. The Fund invests in securities traded in both developed and emerging markets. In those markets considered developed (for example, Germany, France and Japan), the Fund invests in small cap companies, generally expected to have market capitalizations under $1 billion. In emerging markets (such as Brazil, Indonesia, Korea and Argentina), the Fund considers companies of any capitalization. Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risks. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors--International Investing" below.

  Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

  The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of non-U.S. issuers. Under normal market conditions, the Fund invests at least 65% of its total assets, taken at market value, in securities of non-U.S. issuers.

-----------------------

  Under normal market conditions, each Fund expects to be substantially fully invested in the types of securities described in the preceding paragraphs. Within the limitations described in this prospectus, the percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. To the extent that investments meeting a Fund's criteria for investment are not available, or when the Adviser considers a temporary defensive posture advisable, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities.

  In seeking to achieve its investment objective, each Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis (for example, where short-term perceptions have created a significant gap between price and value). Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

                             INVESTMENT TECHNIQUES

  EQUITY SECURITIES. The equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

  The Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Adviser has determined that a security is undervalued, the Adviser will consider it for purchase by a Fund, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

  DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund and Small Cap Fund may invest up to 25% of its assets, Balanced Fund may invest up to 20% of its assets, and International Fund and International Emerging Fund may invest up to 10% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the Statement of Additional Information.

  SHORT SALES AGAINST THE BOX. Each Fund may sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of any Fund's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

  CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

  Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

  OTHER INVESTMENT COMPANIES. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

  Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Trust does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

  WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

  PRIVATE PLACEMENTS. Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

  LENDING OF PORTFOLIO SECURITIES. Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 5 under "Restrictions on the Funds' Investment." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

  OPTIONS. Each Fund may purchase both call options and put options on securities. A call or put option is a contract that gives the Fund, in return for a premium paid on purchase of the option, the right to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price during the term of the option.

  CASH RESERVES. To meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

                                  RISK FACTORS

  GENERAL. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. Each Fund is intended for long-term investors. Only Balanced Fund is intended to present a balanced investment program between growth and income.

  SMALL CAP COMPANIES. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

  INTERNATIONAL INVESTING. International Fund and International Emerging Fund provide long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of non-U.S. issuers. Each of the other Funds may invest up to 25% (or 10% in the case of Balanced Fund) of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

  You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

  Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

  The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

  Any Fund may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

  The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities. International Fund and International Emerging Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

  DEBT SECURITIES. As noted above, each Fund may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

  Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

  Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

  DIVERSIFICATION OF SELECT FUND. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

  Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund. See Investment Restriction number 1, below.

  CHANGE IN OBJECTIVE. Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders would receive at least 30 days' written notice of any change in a Fund's objective. If there is a change in investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that any Fund will achieve its investment objective.

                    RESTRICTIONS ON THE FUNDS' INVESTMENTS

  No Fund will:

  1. [This restriction does not apply to Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

  2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

  3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of total assets];

  4. Issue any senior security except in connection with permitted borrowings;
or

  5. Make loans, except that each Fund may invest in debt obligations and repurchase agreements,* and each Fund other than Oakmark Fund may lend its portfolio securities [a Fund will not lend securities having a value in excess of 33% of its assets (valued at the time of any loan)].
-----------
*A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

  These restrictions, except the bracketed portions and the footnote, are "fundamental" and cannot be changed as to a Fund without the approval of a "majority of the outstanding voting securities" of that Fund as defined in the Investment Company Act of 1940. All of the Funds' investment restrictions, including additional fundamental restrictions, are set forth in the Statement of Additional Information.

                            HOW TO PURCHASE SHARES

  You may purchase shares of any of the Funds by check, by wire, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment for Oakmark Fund and International Fund is $2,500 and $1,000 for the other Funds, except that the minimum is $1,000 for (a) an investment in an Oakmark IRA account, (b) a gift or transfer to a minor under a Uniform Gifts to Minors Act ("UGMA") or a Uniform Transfers to Minors Act ("UTMA"), or (c) an investment through the Automatic Investment Plan (see "Shareholder Services" below). Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

  BY CHECK. To make an initial purchase of shares, complete and sign the Share Purchase Application and mail it to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

  You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. EACH INDIVIDUAL CHECK SUBMITTED FOR PURCHASE MUST BE AT LEAST $100, AND THE TRUST WILL NOT ACCEPT CASH, DRAFTS, THIRD PARTY CHECKS, OR CHECKS DRAWN ON BANKS OUTSIDE OF THE UNITED STATES. If your order to purchase shares of a Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

  BY WIRE. You may also pay for shares by instructing your bank to wire money to the Trust's custodian bank. Your bank may charge you a fee for sending the wire. IF YOU ARE OPENING A NEW ACCOUNT BY WIRE TRANSFER, YOU MUST FIRST TELEPHONE THE TRANSFER AGENT AT 1-800-626-9392 TO REQUEST AN ACCOUNT NUMBER AND FURNISH YOUR SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

  BY ELECTRONIC TRANSFER. If you have an established Fund account with an established electronic transfer privilege you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-626-9392 or at pre-scheduled intervals. See "Shareholder Services." Electronic transfer purchases are subject to a $100 minimum and a $50,000 maximum. You may not open a new account through electronic transfer. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

  BY EXCHANGE. You may purchase shares of a Fund by exchange of shares from another Fund or by exchange of Service Units of GS Short Duration Tax-Free Fund, a portfolio of Goldman Sachs Trust, or of ILA Service Units of Government Portfolio or Tax-Exempt Portfolio, each a portfolio of Goldman Sachs-Institutional Liquid Assets (such Service Units and ILA Service Units are referred to as "Oakmark Units"), either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made) or by mail. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. IF YOU EXCHANGE SHARES OF SMALL CAP FUND OR INTERNATIONAL EMERGING FUND WITHIN SIX MONTHS AFTER PURCHASE, YOU WILL BE SUBJECT TO A 2% REDEMPTION FEE PAYABLE TO THE FUND. HOWEVER, NO REDEMPTION FEE IS CHARGED ON REDEMPTIONS OF SHARES HELD IN AN OMNIBUS ACCOUNT OF A FINANCIAL INSTITUTION, SUCH AS A SECURITIES BROKER-DEALER OR BANK. GENERALLY YOU MAY NOT MAKE MORE THAN SIX EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR, AND THE TRUST MAY REFUSE REQUESTS FOR MORE FREQUENT EXCHANGES. Restrictions apply; please review the information under "How to Redeem Shares--By Exchange."

  PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of a Fund's shares is made at that Fund's net asset value (see "Net Asset Value") next determined as follows:

  A purchase BY CHECK OR WIRE TRANSFER is made at the net asset value next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

  A purchase BY ELECTRONIC TRANSFER is made at the net asset value next determined after receipt of your electronic transfer investment instruction.

  A purchase THROUGH A DEALER OR FINANCIAL INSTITUTION with whom the Trust has an agreement is made at the net asset value next determined after receipt of the order by the Trust's transfer agent.

  PURCHASES THROUGH DEALERS. You may purchase or redeem shares of the Funds through certain investment dealers, banks or other institutions. Any such purchase or redemption generally will not be effective until the order or request is received by the Trust's transfer agent; it is the responsibility of the dealer to transmit your order or request promptly. These institutions may impose charges for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without imposition of any charges other than those described in this prospectus.

  GENERAL. The Trust cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order for a Fund must be accepted by an authorized officer of the Trust or its transfer agent and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust will not be responsible for any losses resulting from unauthorized transactions initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

                              HOW TO REDEEM SHARES

  BY MAIL. You may redeem all or any part of your shares of a Fund upon your written request delivered to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510. Your redemption request must:

  (1) identify the Fund and give your account number;

  (2) specify the number of shares or dollar amount to be redeemed; and

  (3) be signed in ink by all owners exactly as their names appear on the account.

  Your request must also INCLUDE A SIGNATURE GUARANTEE if any of the following situations applies:

  . you wish to redeem more than $50,000 worth of shares;

  . your account registration has been changed within the last 30 days;

  . the redemption check is to be mailed to an address different from the one on your account (record address);

  . the redemption check is to be made payable to someone other than the registered account owner; or

  . you are instructing us to wire the proceeds to a bank account and have not signed up for the telephone redemption privilege.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association, but not a notary public. The signature guarantee must include an ink-stamped guarantee for each signature on the redemption request and must include the name of the guarantor bank or firm and an authorized signature.

  Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

  BY EXCHANGE. You may redeem all or any portion of your shares of a Fund or of Oakmark Units and use the proceeds to purchase shares of any of the other Funds or Oakmark Units if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. IF YOU EXCHANGE SHARES OF SMALL CAP FUND OR INTERNATIONAL EMERGING FUND WITHIN SIX MONTHS AFTER PURCHASE, YOU WILL BE SUBJECT TO A 2% REDEMPTION FEE PAYABLE TO THE

FUND. HOWEVER, NO REDEMPTION FEE IS CHARGED ON REDEMPTIONS OF SHARES HELD IN AN OMNIBUS ACCOUNT OF A FINANCIAL INSTITUTION, SUCH AS A SECURITIES BROKER-DEALER OR BANK. GENERALLY YOU MAY NOT MAKE MORE THAN SIX EXCHANGES FROM ANY FUND IN ANY CALENDAR YEAR, AND THE TRUST MAY REFUSE REQUESTS FOR MORE FREQUENT EXCHANGES. Before exchanging into Oakmark Units, you should obtain the prospectus relating to the Oakmark Units from the Adviser and read it carefully. The exchange privilege is not an offering or recommendation of Oakmark Units. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required. See also the discussion below of the Telephone Exchange Privilege.

  SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account unless you elect on your Application to decline these Privileges. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you have opened your account. Shares held in an IRA account may not be redeemed by telephone. YOU MAY NOT EXCHANGE OR REDEEM SHARES BY CALLING THE TRUST. CALL THE TRANSFER AGENT AT 1-800-626-9392. YOUR CALL WILL BE RECORDED.

  TELEPHONE EXCHANGE PRIVILEGE--You may use the Telephone Exchange Privilege to exchange among shares of the Funds and Oakmark Units by calling 1-800-626-9392. An exchange request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the Exchange closes before 4 p.m.) is deemed received on the next business day. The Trust's general redemption policies apply to redemptions by Telephone Exchange. See "General Redemption Policies."

  The Trust reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, you may not make more than six exchanges from any Fund in any calendar year. Although the Trust will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange. See "How to Redeem Shares -- By Exchange."

  During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

  TELEPHONE REDEMPTION PRIVILEGE--You may use the Telephone Redemption Privilege to redeem shares having a value of up to $50,000 per day from your account by calling 1-800-626-9392. The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. REDEMPTIONS BY TELEPHONE ARE SUBJECT TO A $50,000 MAXIMUM. A redemption request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the Exchange closes before 4 p.m.) is deemed received on the next business day. The Telephone Redemption Privilege is not available to redeem shares held in an IRA account, and is not available for 30 days after the Trust receives notice from you of a change of address.

  GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once your instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. PLEASE TELEPHONE THE TRANSFER AGENT IF YOU HAVE ANY QUESTIONS ABOUT REQUIREMENTS FOR A REDEMPTION BEFORE SUBMITTING YOUR REQUEST. The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

  The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Net Asset Value." Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss. IN THE CASE OF SMALL CAP FUND OR INTERNATIONAL EMERGING FUND, THE FUND CHARGES A 2% REDEMPTION FEE ON SHARES REDEEMED (INCLUDING BY EXCHANGE) WITHIN SIX MONTHS AFTER PURCHASE (OTHER THAN BY REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS), DETERMINED ON A FIRST-IN,

FIRST-OUT BASIS. HOWEVER, NO REDEMPTION FEE IS CHARGED ON REDEMPTIONS OF SHARES HELD IN AN OMNIBUS ACCOUNT OF A FINANCIAL INSTITUTION, SUCH AS A SECURITIES BROKER-DEALER OR BANK.

  The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by Federal funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

  Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Special Redemption Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege are genuine. Use of any Special Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

  The Trust reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege or its use in any manner by any person or class. The Trust also reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that the account is below the minimum and allowed 30 days to bring the account value up to the minimum.

  Shares in any account you maintain with a Fund may be redeemed to the extent necessary to reimburse a Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).

                             SHAREHOLDER SERVICES

  REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends or pursuant to an automatic plan will be confirmed to you quarterly. In addition, the Trust will send you quarterly and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

  IRA PLAN. The Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination.

  SPECIAL WAYS TO INVEST OR REDEEM. In addition to the ways to purchase or redeem shares described above, the New Account Purchase Application offers you the following additional investment and redemption options:

  AUTOMATIC INVESTMENTS--purchase Fund shares each month with payment by electronic transfer from your bank account ($1,000 minimum initial investment; $100-50,000 per monthly transaction).

  TELEPHONE INVESTMENTS--purchase shares in an established Fund account with an established electronic transfer privilege by placing a telephone order and paying for them by electronic transfer from your bank account ($100-50,000 per transaction).

  AUTOMATIC EXCHANGE--automatically exchange (monthly, quarterly or annually) a fixed dollar amount among any of the Funds of the Trust and Oakmark Units ($100-50,000 per transaction), subject to the applicable minimum investment requirements.

  SYSTEMATIC WITHDRAWALS--redeem a fixed dollar amount each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account (up to $50,000 per transaction).

You may establish any of these privileges by completing the Share Purchase Application. If you have an established Fund account and want to add one of these privileges, please call the Trust at 1-800-OAKMARK to obtain the necessary form.

                                NET ASSET VALUE

  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

  The net asset value of a share of each Fund is determined by the Fund's custodian, State Street Bank and Trust Company, as of the close of regular session trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any day on which that exchange is open for trading by dividing the market value of that Fund's assets, less its liabilities, by the number of shares outstanding. Trading in the portfolio securities of International Fund or International Emerging Fund (and in any securities of non-U.S. issuers held by any other Fund) takes place in various markets on days and at times other than when the New York Stock Exchange is open for trading. Therefore, the calculation of net asset value does not take place at the same time as the prices of many of those portfolio securities are determined and the value of the Funds' portfolios may change on days when the Funds are not open for business and their shares may not be purchased or redeemed.

  Price information can be obtained by calling the 24-Hour Net Asset Value Hotline, 1-800-GROWOAK (1-800-476-9625).

                                 DISTRIBUTIONS

  Each Fund distributes to shareholders at least annually substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

                                     TAXES

  Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

  You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

  If you purchase shares shortly before a record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you redeem shares within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gain that you have received on those shares.

  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

  If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the New Account Purchase Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your Federal income tax return.

  This discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax adviser.

                            MANAGEMENT OF THE FUNDS

  The board of trustees of the Trust has overall responsibility for the conduct of the affairs of the Funds and the Trust. The trustees serve indefinite terms of unlimited duration. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

  The Funds' investments and business affairs are managed by the Adviser, Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

  The Adviser was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the "Former Adviser"), that, together with its predecessor, had advised and managed mutual funds since 1970. The Adviser, a limited partnership, is managed by its general partner, Harris Associates, Inc. ("HAI"), a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Adviser. NEIC is a publicly traded limited partnership that owns investment management firms and that is a subsidiary of Metropolitan Life Insurance Company.

  Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment and management personnel.

  For its services as investment adviser the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. The annual rates of fees as a percentage of each Fund's net assets are as follows:

                 FUND                                    FEE
 ------------------------------------- ---------------------------------------
 Balanced............................. .75%
 Oakmark.............................. 1% up to $2.5 billion; .95% on the next
                                       $1.25 billion; .90% on the next $1.25
                                       billion; and .85% on net assets in
                                       excess of $5 billion
 International........................ 1% up to $2.5 billion; .95% on the next
                                       $2.5 billion; and .90% on net assets in
                                       excess of $5 billion
 Select............................... 1.00%
 Small Cap and International Emerging. 1.25%

  The advisory agreement for each Fund provides that the total annual expenses of the Fund, exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase or sale of securities but including fees paid to the Adviser, shall not exceed the limits, if any, prescribed by any state in which shares of that Fund are qualified for sale. The Adviser has agreed to reimburse each Fund for any such expenses in excess of such limits by an offset to the monthly advisory fee. The Trust believes that the most restrictive expense limitation of any state is 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1.5% thereafter. In addition, the Adviser has voluntarily agreed to reimburse each of Select Fund, Small Cap Fund, Balanced Fund and International Emerging Fund to the extent that the Fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice to the Fund.

  The Trust uses "Harris Associates" in its name and "Oakmark" in the names of the Funds by license from the Adviser and would be required to stop using those names if Harris Associates ceased to be the Adviser. The Adviser has the right to use the names for another enterprise, including another investment company.

  The investment objective and policies of Oakmark Fund were developed by the Adviser and by Robert J. Sanborn, C.F.A., the Fund's portfolio manager. Mr. Sanborn joined the Adviser as a portfolio manager and analyst in 1988. Prior thereto, he had been a portfolio manager/analyst with The State Teachers Retirement System of Ohio. Mr. Sanborn holds an M.B.A. in Finance from the University of Chicago (1983) and a B.A. in Economics from Dartmouth College
(1980).

  The investment objective and policies of Select Fund were developed by the Adviser and by William C. Nygren, C.F.A., the Fund's portfolio manager. Mr. Nygren joined the Adviser as an analyst in 1983, and has been the Adviser's Director of Research since 1990. Prior thereto, he had been an analyst with Northwestern Mutual Life Insurance Company. Mr. Nygren holds an M.S. in Finance from the University of Wisconsin (1981) and a B.S. in Accounting from the University of Minnesota (1980).

  The investment objective and policies of Small Cap Fund were developed by the Adviser and by Steven J. Reid, C.F.A., the Fund's portfolio manager. Mr. Reid joined the Adviser as an accountant in 1980 and has been an investment analyst since 1985. He holds a B.A. in Business from Roosevelt University
(1979).

  The investment objective and policies of Balanced Fund were developed by the Adviser and by Clyde S. McGregor, C.F.A., the Fund's portfolio manager. Mr. McGregor joined the Adviser as an analyst in

1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin--Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

  The investment objective and policies of International Fund were developed by the Adviser and by David G. Herro, C.F.A., the Fund's portfolio manager. The Fund is co-managed by Michael J. Welsh, C.P.A. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. Mr. Herro holds an M.A. in Economics from the University of Wisconsin--Milwaukee (1986) and a B.S. in Business and Economics from the University of Wisconsin--Platteville (1985). Mr. Welsh joined the adviser as an international analyst in 1992. Previously he had been a senior associate, valuation services, with Coopers & Lybrand. Mr. Welsh holds an M.M. in Finance from Northwestern University (1993) and a B.S. in Business and Accounting from the University of Kansas (1985).

  The investment objective and policies of International Emerging Fund were developed by the Adviser and by David G. Herro, the Fund's portfolio manager. The Fund is co-managed by Adam Schor, C.F.A. Mr. Schor joined the Adviser as an international analyst in 1993. Previously he had been an analyst with American Family Insurance Group and the State of Wisconsin Investment Board. Mr. Schor holds an M.S. in Finance from the University of Wisconsin--Madison
(1993) and a B.S. in Journalism and Economics from Northwestern University
(1986).

  Brokerage transactions for the Funds may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of the Adviser.

                             TRUSTEES AND OFFICERS

  The trustees and officers of the Trust and their principal business activities during the past five years are:

NAME, POSITION(S)
WITH TRUST                           PRINCIPAL OCCUPATION(S) DURING PAST FIVE
AND AGE AT AUGUST 31,1996            YEARS#
-------------------------            ---------------------------------------
VICTOR A. MORGENSTERN*               Chief executive officer (Chairman of
 Trustee and President, 53           the Board since 1996 and President,
                                     1992-1996), HAI, since 1992 and Vice
                                     President prior thereto; Chairman, Har-
                                     ris Partners, L.L.C. since September
                                     1995
MICHAEL J. FRIDUSS                   Principal, MJ Friduss & Associates
 Trustee, 53                         (telecommunications consultants), since
                                     1993; Vice President--Customer Service
                                     and Information Technology, Ameritech
                                     Corporation (telecommunications), 1992-
                                     1993; Vice President--Customer Sales
                                     and Service, Michigan Bell Telephone
                                     Company, prior thereto
THOMAS H. HAYDEN                     Executive Vice President and director,
 Trustee, 45                         Bozell Worldwide, Inc. (advertising and
                                     public relations), since 1992, and Se-
                                     nior Vice President, prior thereto
CHRISTINE M. MAKI                    Vice President--Tax, Hyatt Corporation
 Trustee, 35                         (hotel management) since 1995; Tax Man-
                                     ager, Coopers & Lybrand (independent
                                     accountants), prior thereto
ALLAN J. REICH                       Senior Partner and Chair of
 Trustee, 48                         Corporate/Securities Practice Group,
                                     D'Ancona & Pflaum (attorneys), since
                                     1993; Senior Partner, McDermott, Will &
                                     Emery (attorneys), prior thereto
MARV R. ROTTER                       General Manager, Rotter & Associates
 Trustee, 50                         (financial services)
BURTON W. RUDER                      President, The Academy Group (venture
 Trustee, 52                         capital investments and transaction fi-
                                     nancing)
PETER S. VOSS*                       Chairman and Chief Executive Officer,
 Trustee, 49                         New England Investment Companies, Inc.
                                     and New England Investment Companies,
                                     L.P., since 1992; Group Executive Vice
                                     President, Bank of America, N.A., 1992;
                                     Executive Vice President, Security Pa-
                                     cific Bank, prior thereto; director,
                                     HAI
GARY N. WILNER, M.D.                 Senior Attending Physician, Evanston
 Trustee, 56                         Hospital, and Medical Director--
                                     CardioPulmonary Wellness Program, Ev-
                                     anston Hospital Corporation
ROBERT J. SANBORN                    Portfolio Manager and Analyst, HALP
 Executive Vice President
 and Portfolio Manager
 (Oakmark Fund), 38
DAVID G. HERRO                       Portfolio Manager and Analyst, HALP,
 Vice President and Portfolio        since 1992; Portfolio Manager--Interna-
 Manager (International Fund         tional Equities, State of Wisconsin In-
 and International Emerging Fund),   vestment Board, prior thereto
 35

NAME, POSITION(S)
WITH TRUST                       PRINCIPAL OCCUPATION(S) DURING PAST FIVE
AND AGE AT AUGUST 31,1996        YEARS#
-------------------------        ---------------------------------------
CLYDE S. MCGREGOR                Portfolio Manager and Analyst, HALP
 Vice President and Portfolio
 Manager (Balanced Fund), 43
WILLIAM C. NYGREN                Portfolio Manager and Director of Re-
 Vice president and Portfolio    search, HALP
 Manager (Select Fund), 38
STEVEN J. REID                   Portfolio Manager and Analyst, HALP
 Vice President and Portfolio
 Manager (Small Cap Fund), 39
ADAM SCHOR                       Portfolio Manager and Analyst, HALP,
 Assistant Vice President and    since 1993; Analyst, American Family
 Co-portfolio Manager            Insurance Group, 1992-1993; Analyst,
 (International EmergingFund),   State of Wisconsin Investment Board,
 32                              prior thereto
MICHAEL J. WELSH                 Portfolio Manager and Analyst, HALP,
 Assistant Vice President        since 1992; Senior Associate, Valuation
 and Co-portfolio Manager        Services, Coopers & Lybrand, prior
 (International Fund), 33        thereto
ANN W. REGAN                     Director of Mutual Fund Operations,
 Vice President-Shareholder      HALP, since 1996; Special Projects As-
 Operations and Assistant        sistant to the General Counsel, HALP,
 Secretary, 48                   1995-1996; Deputy Corporation Counsel,
                                 City of Chicago, 1993-1994; Partner,
                                 Wildman, Harrold, Allen & Dixon (attor-
                                 neys), prior thereto
ANITA M. NAGLER                  Vice President, HAI, since 1994; Gen-
 Secretary, 39                   eral Counsel, HALP, since 1993; Associ-
                                 ate Regional Administrator--Enforce-
                                 ment, Securities and Exchange Commis-
                                 sion, prior thereto
DONALD TERAO                     Secretary and Treasurer, HAI, since
 Treasurer, 46                   1995; Controller, HALP, prior thereto
KRISTI L. ROWSELL                Tax and Accounting Manager, HALP, since
 Assistant Treasurer, 29         1995; Vice President and Treasurer,
                                 Calamos Asset Management, Inc., 1992-
                                 1995; Senior Tax Specialist, KPMG Peat
                                 Marwick, prior thereto

-----------
# As used in this table, from and after September 29, 1995 "HALP" and "HAI" refer to the Adviser and the general partner of the Adviser, respectively, and prior to that date those terms refer to the Former Adviser and the general partner of the Former Adviser, respectively.

*Messrs. Morgenstern and Voss are trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust by virtue of their relationships with HAI.

                            PERFORMANCE INFORMATION

  From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compound rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes are not taken into account.

  In advertising and sales literature, a Fund's performance may be compared to market indexes and to the performance of other mutual funds. A Fund may also publicize its comparative performance as computed in rankings or ratings determined by independent services or publications including Lipper Analytical Services, Inc., Morningstar, Inc. and others.

  The performance of a Fund is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. See "Investment Objectives" and "Investment Restrictions." Performance information supplied by a Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

                               OTHER INFORMATION

  The Funds are series of Harris Associates Investment Trust (the "Trust"), an open-end, diversified management investment company. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated February 1, 1991, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with its own investment objective, policies and restrictions, as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The Funds' shares are not currently divided into classes. The Funds are the only series of the Trust currently being offered. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

  Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series.

  Each share is entitled to one vote on each matter presented to shareholders. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

  Inquiries regarding the Funds should be directed to the Trust at its address or telephone number shown on the inside back cover.

INVESTMENT ADVISER
Harris Associates L.P.

ADDRESS OF TRUST AND ADVISER
Two North LaSalle Street
Chicago, Illinois 60602-3790

TRANSFER AGENT, DIVIDEND
DISBURSING AGENT & CUSTODIAN
State Street Bank and Trust Company
Attention: Oakmark Funds
P.O. Box 8510
Boston, Massachusetts 02266-8510

AUDITORS
Arthur Andersen LLP
Chicago, Illinois

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

FOR MORE INFORMATION
1-800-OAKMARK
(1-800-625-6275)

24-HOUR NAV HOTLINE
1-800-GROWOAK
(1-800-476-9625)

                                                               STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          ----------------------



                                                                NOVEMBER 1, 1996


                          THE OAKMARK FAMILY OF FUNDS
                                 No-Load Funds


                                                       Two North La Salle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)


This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Balanced Fund ("Balanced Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Emerging Value Fund ("International Emerging Fund"), each a series of Harris Associates Investment Trust (the "Trust"). It is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. The prospectus may be obtained from the Funds at no charge by writing or telephoning the Funds at their address or telephone number shown above.



                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
     The Funds......................................................  2
     Investment Restrictions........................................  2
     How the Funds Invest...........................................  5
     Performance Information........................................ 10
     Investment Adviser............................................. 12
     Trustees and Officers.......................................... 14
     Principal Shareholders......................................... 15
     Purchasing and Redeeming Shares................................ 15
     Additional Tax Information..................................... 17
     Taxation of Foreign Shareholders............................... 18
     Portfolio Transactions......................................... 18
     Declaration of Trust........................................... 20
     Custodian...................................................... 20
     Independent Public Accountants................................. 21
     Financial Statements........................................... 21
     Appendix -- Bond Ratings....................................... 21
--------------------------------------------------------------------------------

                                   THE FUNDS

     OAKMARK FUND seeks long-term capital appreciation by investing primarily in equity securities.

     SELECT FUND seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities.

     SMALL CAP FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with small market capitalizations.

     BALANCED FUND seeks high current income with regard for both preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities.

     INTERNATIONAL FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

     INTERNATIONAL EMERGING FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers that have small market capitalizations or that are located in emerging markets.


                           INVESTMENT RESTRICTIONS

     In pursuing their respective investment objectives no Fund will:

     1. [This restriction does not apply to Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

     5. Issue any senior security except in connection with permitted borrowings;

     6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,/1/ or (c) [Funds other than Oakmark Fund] lending its portfolio securities [the Fund will not lend securities having a value in excess of 33-1/3% of its assets (valued at the time of any loan)];

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;/2/

     11. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;

     12. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     13. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     14. Invest in companies for the purpose of management or the exercise of control;

     15. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     16. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

--------------------------
/1/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

/2/ In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

     17. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     18. [Oakmark Fund, Select Fund, Small Cap Fund and Balanced Fund only] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [International Fund and International Emerging Fund only] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     19. [Oakmark Fund, Select Fund and Small Cap Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts) [Balanced Fund only] Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);/3/

     20. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     21. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money);

     22. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be

------------------------
/3/ Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 19, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                             HOW THE FUNDS INVEST

SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Emerging Fund invest primarily in securities of non-U.S. issuers, and the other Funds each may invest a minor portion of their assets (up to 25% for Oakmark Fund and Small Cap Fund and up to 10% for Balanced Fund) in securities of non-U.S. issuers. International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse, political, social or diplomatic developments that could affect investment in these nations.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund and International Emerging Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund and International Emerging Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of the Fund, which may include equities, debt obligations, U.S. government securities or cash, having a value at least as great as the commitment under the forward contract will be segregated on the books of the Fund, marked to market daily, and held by the Fund's custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that International Fund and International Emerging Fund will not invest more than 10% of their respective total assets in securities rated below investment grade, Balanced Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivered basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Fund's assets. In addition the Funds must comply with certain state regulations that may impose more restrictive limitations.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 11 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades

(e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SHORT SALES

     Each Fund may sell securities short against the box, that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 20% of its total assets would be involved in short sales against the box.

OPTIONS

     Each Fund may purchase both call options and put options on securities. A call or put option is a contract that gives the Fund, in return for a premium paid upon purchase of the option, the right during the term of the option to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price. The option is valued initially at the premium paid for the option. Thereafter, the value of the option is marked-to-market daily. It is expected that a Fund will not purchase a call option or a put option if the aggregate value of all call and put options held by the Fund would exceed 5% of the Fund's net assets.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of International Fund's investments and International Emerging Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return will be computed as follows:

          ERV = P(1+T)/n/

     Where:      P = the amount of an assumed initial investment in Fund shares

                 T = average annual total return

                 n = number of years from initial investment to the end of the period

               ERV = ending redeemable value of shares held at the end of the period

     For example, Total Return and Average Annual Total Return on a $1,000 investment in each of Oakmark Fund and International Fund for the following periods ended October 31, 1995 were:

                                           Total   Average Annual
                                          Return    Total Return
                                          -------  ---------------
Oakmark Fund
 One year...............................   21.55%       21.55%
 Life of Fund (from August 5, 1991).....  223.97        32.00

International Fund
 One year................................  (3.06)       (3.06)
 Life of Fund (from September 30, 1992)..  46.59        13.20


Because they are newly organized, similar information does not exist for Select Fund, Small Cap Fund, Balanced Fund or International Emerging Fund.

     Performance figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

 Barron's                   Fortune                       The New York Times
 Business Week              Global Finance                Pensions and Investments
 Changing Times             Investor's Daily              Personal Investor
 Chicago Tribune            Kiplinger's Personal Finance  Smart Money
 Chicago Sun-Times          Los Angeles Times             Stanger Reports
 Crain's Chicago Business   Money                         Time
 Consumer Reports           Mutual Fund Letter            USA Today
 Consumer Digest            Mutual Funds Magazine         U.S. News and World Report
 Financial World            Morningstar                   The Wall Street Journal
 Forbes                     Newsweek                      Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the Morgan Stanley EAFE (Europe, Australia and Far East) Index, a generally accepted benchmark for performance of major overseas markets, and to the following indexes or averages:

 Dow-Jones Industrial Average           Wilshire 5000
 Standard & Poor's 500 Stock Index      New York Stock Exchange Composite Index
 Standard & Poor's 400 Industrials      American Stock Exchange Composite Index
 Standard & Poor's Small Cap 600        NASDAQ Composite
 Standard & Poor's Mid Cap 400          NASDAQ Industrials
 Russell 2000

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Balanced Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund and International Emerging Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper International Fund Index; Lipper International Equity Funds Average; Morgan Stanley Capital International World ex the U.S. Index; Morningstar International Stock Average.

     Lipper Indexes and Averages are calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                              INVESTMENT ADVISER

     The Funds' investment adviser, Harris Associates L.P. (the "Adviser"), furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     The Agreements provide that the total annual expenses of each Fund, exclusive of taxes, interest and extraordinary litigation expenses, but including fees paid to the Adviser, shall not exceed the limits imposed by the securities regulations of any state in which the Fund's shares are qualified for sale, and the Adviser has agreed to reimburse each Fund for any such expenses in excess of such limits. The Advisor believes that currently the most restrictive limits are 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million, and 1.5% thereafter. Brokers' commissions and other charges relating to the purchase or sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. In addition, the Adviser has voluntarily agreed to reimburse each of Select Fund, Small Cap Fund, Balanced Fund and International Emerging Fund to the extent that the Fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice to the Fund. For the purpose of determining whether a Fund is entitled to any reduction in advisory fee or expense reimbursement, that Fund's expenses are calculated daily and any reduction in fee or reimbursement is made monthly.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. The annual rates of fees as a percentage of each Fund's net assets are as follows:


    FUND                                                   FEE
--------------               --------------------------------------------------------------
Balanced                     .75%

Oakmark                      1% up to $2.5 billion; .95% on the next $1.25 billion; .90% on the next $1.25 billion; and .85% on net assets in excess of
                             $5 billion

International                1% up to $2.5 billion; .95% on the next $2.5 billion; and .90%
                             on net assets in excess of $5 billion

Select                       1.00%

Small Cap and                1.25%
International Emerging

     Oakmark Fund paid advisory fees of $21,215,738, $13,431,816 and $6,164,542 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. International Fund paid advisory fees of $9,916,904, $13,080,028 and $2,151,162 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. The other Funds had not commenced operations as of October 31, 1995.

     The Agreement for each Fund is for an initial term expiring September 30, 1997. Each Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc., whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A. Morgenstern, Anita M. Nagler, William C. Nygren, Neal Ryland, Robert J. Sanborn and Peter S. Voss. Mr. Morgenstern is the chairman of the board and chief executive officer of Harris Associates, Inc.

                             TRUSTEES AND OFFICERS

     Information on the trustees and officers of the Trust is included in the Funds' prospectus under "Trustees and Officers." All of that information is incorporated herein by reference.

     The addresses of the trustees are as follows:

          Michael J. Friduss        c/o MJ Friduss & Associates
                                    1555 Museum Drive
                                    Highland Park, Illinois  60035

          Thomas H. Hayden          c/o Bozell Worldwide, Inc.
                                    625 North Michigan Avenue
                                    Chicago, Illinois  60611-3110

          Christine M. Maki         c/o Hyatt Corporation
                                    200 West Madison Street
                                    Chicago, Illinois  60606

          Victor A. Morgenstern     c/o Harris Associates L.P.
                                    Two North La Salle Street, Suite 500
                                    Chicago, Illinois  60602

          Allan J. Reich            c/o D'Ancona & Pflaum
                                    30 North La Salle Street, Suite 2900
                                    Chicago, Illinois  60602

          Marv R. Rotter            c/o Rotter & Associates
                                    5 Revere Drive, Suite 400
                                    Northbrook, Illinois  60062-1571

          Burton W. Ruder           c/o The Academy Group
                                    707 Skokie Boulevard, Suite 410
                                    Northbrook, Illinois  60062

          Peter S. Voss             c/o New England Investment Companies, L.P.
                                    399 Boylston Street
                                    Boston, Massachusetts  02116

          Gary N. Wilner, M.D.      c/o Evanston Hospital
                                    2650 Ridge Avenue
                                    Evanston, Illinois  60201

     Messrs. Morgenstern and Voss are trustees who are "interested persons" of the Trust as defined in the 1940 Act. They and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     At September 30, 1996, the trustees and officers as a group owned beneficially the following percentages of the outstanding shares of the Funds:
Small Cap, 3.6%; Balanced, 25.6%; International Emerging, 10.7%; Oakmark and International, less than 1%.

     The following table shows the compensation paid by the Trust in the fiscal year ended October 31, 1995 to each trustee who was not an "interested person" of the Trust:

                                                   AGGREGATE
                                                 COMPENSATION
                  NAME OF TRUSTEE               FROM THE TRUST*
--------------------------------------------------------------------------------
                  Christine M. Maki               $     0
                  James W. Ford                    18,500
                  Michael J. Friduss                    0
                  Thomas H. Hayden                      0
                  Allan J. Reich                   17,500
                  Burton W. Ruder                       0
                  Gary N. Wilner, M.D.             17,500
--------------------------------------------------------------------------------

/*/The Trust is not part of a fund complex. Ms. Maki and Messrs. Friduss, Hayden and Ruder became trustees on September 29, 1995. Mr. Rotter did not become a trustee until after October 31, 1995.

Other trustees who are "interested persons" of The Trust, as well as the officers of the Trust, are compensated by the Adviser and not by The Trust. The Trust does not provide any pension or retirement benefits to its trustees.

                            PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of September 30, 1996 were Clyde and Joan McGregor, who collectively owned beneficially 15.3% of the shares of Balanced Fund, and Donald Terao, who individually and as trustee of the Harris Associates L.P. Profit Sharing Trust, owned beneficially 7.0% of the shares of Balanced Fund. The address of those shareholders is Suite 500, Two North La Salle Street, Chicago, Illinois 60602.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "How to Purchase Shares," "How to Redeem Shares," and "Shareholder Services." All of that information is incorporated herein by reference.

     The net asset value per share of each Fund is determined by the Trust's custodian, State Street Bank and Trust Company. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund or International Emerging Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

     Shares of any of the Funds may be purchased through certain financial service companies, without incurring any transaction fee. For accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. Each Fund pays a portion of those fees not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem at net asset value the shares of any shareholder whose account in any Fund has a value of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

     In connection with the Exchange Plan, the Adviser acts as a Service Organization for the Government Portfolio and the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust and the GS Short Duration Fund Portfolio of Goldman Sachs Trust. For its services it receives fees at rates of up to .50% of the average annual net assets of each account in those portfolios established through the Exchange Plan, pursuant to 12b-1 plans adopted by those investment companies.

                          ADDITIONAL TAX INFORMATION

     GENERAL. Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

     INTERNATIONAL FUND AND INTERNATIONAL EMERGING FUND. Dividends and distributions paid by International Fund and International Emerging Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by either of these Funds will be increased; if the result is a loss, the income dividend paid by either of these Funds will be decreased.

     Income received by International Fund or International Emerging Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Both International Fund and International Emerging Fund intend to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                       TAXATION OF FOREIGN SHAREHOLDERS

     The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by International Fund and International Emerging Fund (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by these Funds are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for Oakmark Fund and International Fund are set forth in the prospectus under "Financial Highlights." The portfolio turnover rate of each of Select Fund, Small Cap Fund, Balanced Fund and International Emerging Fund is not expected to exceed 100%.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each of Oakmark Fund and International Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust. The other Funds had not commenced operations as of October 31, 1995.


                                                          Year Ended October 31,
                                      -----------------------------------------------------------
                                             1995                 1994                 1993
                                             ----                 ----                 ----
Oakmark Fund
  Aggregate commissions.............  $2,100,849  (100%)   $1,594,102 (100%)    $1,307,780 (100%)
  Commissions paid to affiliates....     389,339 (18.5%)      244,055  (15%)       336,495  (26%)

 International Fund
  Aggregate commissions.............  $2,609,780  (100%)   $5,170,141 (100%)    $2,336,588 (100%)
  Commissions paid to affiliates....      71,600  (2.7%)        6,980 (0.1%)           -0-

     Of the aggregate brokerage commissions paid during the 1995 fiscal year, Oakmark Fund and International Fund paid $2,098,694 and $2,609, respectively, to brokers who furnished research services.

     The brokerage commissions paid by Oakmark Fund to an affiliated person during fiscal years 1995, 1994 and 1993 were paid in connection with transactions aggregating 7.5%, 17% and 24%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by the Fund.

     The brokerage commissions paid by International Fund to an affiliated person during fiscal years 1995 and 1994 were paid in connection with transactions aggregating 1.6% and 0.3%, respectively, of the aggregate dollar amount of transactions involving the payment of brokerage commissions by the Fund.

                             DECLARATION OF TRUST

     The Agreement and Declaration of Trust under which the Trust has been organized ("Declaration of Trust") disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8510, Boston Massachusetts 02266-8510 is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Trust. The custodian also performs certain portfolio accounting services for the Funds, for which each Fund pays the custodian a monthly fee. The fee paid by Oakmark Fund is $2,500 per month. The fee paid by Oakmark International is $3,000 per month. The fee paid by each of Select Fund, Small Cap Fund and Balanced Fund is $2,500 per month and the fee paid by International Emerging Fund is $3,000 per month, which fees have been waived during the first six months of operations of each of the Funds. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                             FINANCIAL STATEMENTS

     Copies of the annual reports for Oakmark Fund and International Fund for the fiscal year ended October 31, 1995 and of the semi-annual reports for each Fund other than Select Fund for the six months ended April 30, 1996 accompany this Statement of Additional Information. Those reports contain financial statements, notes thereto, supplementary information entitled "Condensed Financial Information" and, in the case of the annual reports, reports of independent auditors, all of which (but no other part of the reports) are incorporated herein by reference.

     A copy of the Funds' Prospectus and additional copies of the reports to shareholders may be obtained from the Trust at no charge by writing to the Trust at the address shown on the cover page of this statement of additional information, or by telephoning the number shown on the cover page.

                           APPENDIX -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By Standard & Poor's:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                           PART C  OTHER INFORMATION

     ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------


     (a)    Financial statements:
            --------------------

               (1) Financial statements included in Part A of this amendment:

                      Financial Highlights

               (2) Financial statements included in Part B of this amendment:

                  (i) Audited financial statements of The Oakmark Fund and The
               Oakmark International Fund (statements of investments at October 31, 1995, statements of assets and liabilities at October 31, 1995, statements of operations for the year ended October 31, 1995, statements of changes in net assets for each of the years ended October 31, 1995 and October 31, 1994 and notes to financial statements) incorporated by reference to those portions of Registrant's Annual Report - October 31, 1995.

                  (ii) Unaudited financial statements of The Oakmark Fund, The
               Oakmark Small Cap Fund, The Oakmark Balanced Fund, The Oakmark International Fund and The Oakmark International Emerging Value Fund (statements of investments at April 30, 1996, statements of assets and liabilities at April 30, 1996, statements of changes in net assets for the six months ended April 30, 1996 and notes to financial statements) incorporated by reference to those portions of Registrant's Semi-Annual Report - April 30, 1996.

               Schedule I for each Fund has been omitted as the required information is presented in the Schedules of Investments at October 31, 1995 and April 30, 1996. Schedules II, III, IV, V, VI and VII for each Fund are omitted as the required information is not present.

(b)         Exhibits:
            --------

Note: As used herein, "Registration Statement" refers to this registration statement under the Securities Act of 1933, no. 33-38953. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

1           Agreement and declaration of trust  (exhibit 1 to the Registration
            Statement*)

2 Bylaws as amended through September 21, 1993 (exhibit 2 to Post-effective Amendment no. 5*)

3           None

4 The registrant no longer issues share certificates. The form of share certificate formerly used for the series designated The Oakmark Fund was filed as Exhibit 4 to Pre-effective Amendment no. 2.*

5.1         Investment advisory agreement for The Oakmark Fund dated August 30,
            1996

5.2 Investment advisory agreement for The Oakmark International Fund dated August 30, 1996

5.3 Investment advisory agreement for The Oakmark Small Cap Fund dated August 30, 1996

5.4 Investment advisory agreement for The Oakmark Balanced Fund dated August 30, 1996

5.5 Investment advisory agreement for The Oakmark International Emerging Value Fund dated August 30, 1996

5.6 Investment advisory agreement for The Oakmark Select Fund dated October 22, 1996

6           None

7           None

8.1 Custody agreement with State Street Bank and Trust Company dated July 10, 1991 (exhibit 8 to Pre-effective Amendment no. 2*)

8.2 Special custody account agreement (short sales) dated September 24, 1991 (exhibit 8.1 to Pre-effective Amendment no. 1*)

8.3 Form of letter agreement applying custody agreement (exhibit 8.1) to The Oakmark International Fund (exhibit 8.2 to Post-effective Amendment no. 2*)

8.4 Form of letter agreement applying custody agreement (exhibit 8.1) and transfer agency agreement to The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 8.4 to Post-effective Amendment no. 10*)

8.5 Form of letter agreement applying custody agreement (exhibit 8.1) to The Oakmark Select Fund

9           None

10.1 Opinion of Ropes & Gray dated July 11, 1991 - The Oakmark Fund (exhibit 10 to Pre-effective Amendment no. 2*)

10.2 Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.1 to Post-effective Amendment no. 2*)

10.3 Opinion of Ropes & Gray dated September 20, 1995 - The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 10.3 to Post-effective Amendment no. 10*)

10.4 Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund (exhibit 10.4 to Post-effective Amendment no. 10*)

10.5 Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark Select Fund

11          Consent of independent public accountants

12          None

13.1 Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.2 to Post-effective Amendment no. 5*)

13.2 Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.3 to Post-effective Amendment no. 5*)

13.3 Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 10*)

13.4 Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996

13.5        Form of subscription agreement (exhibit 13.1 to Registration
            Statement*)

14.1 The Oakmark Funds IRA Plan booklet, revised September 30, 1995 (exhibit 14.1 to Post-effective Amendment no. 10*)

14.2 Form of IRA application and adoption agreement, revised September 30, 1995 (exhibit 14.2 to Post-effective Amendment no. 10*)

15          None

16 Schedule for computation of performance quotations (exhibit 16 to Post-effective Amendment no. 4*)

17          Financial data schedule (exhibit 17 to Post-effective Amendment no.
            13*)

18.1 Form of new account purchase application, revised September 30, 1995 (exhibit 18.1 to Post-effective Amendment no. 10*)

18.2 Shareholder services form, revised September 30, 1995 (exhibit 18.2 to Post-effective Amendment no. 10*)
____________________

  *  Incorporated by reference

     ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
               -------------------------------------------------------------

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.

     ITEM 26.  NUMBER OF HOLDERS OF SECURITIES
               -------------------------------

          As of September 30, 1996, the respective series of the Trust had the following numbers of shareholders of record: The Oakmark Fund, 169,664; The Oakmark Small Cap Fund, 10,328; The Oakmark Balanced Fund, 1,022; The Oakmark International Fund, 51,428; The Oakmark International Emerging Value Fund, 3,416. No shares of The Oakmark Select Fund had been issued.

     ITEM 27.  INDEMNIFICATION
               ---------------

          Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under a policy of insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

     ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
               ----------------------------------------------------

          The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither the Adviser nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that the Adviser is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

     ITEM 29.  PRINCIPAL UNDERWRITERS
               ----------------------

               Not applicable

     ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
               --------------------------------

               Mr. Victor A. Morgenstern
               Harris Associates L.P.
               Two North La Salle Street, Suite 500
               Chicago, Illinois 60602

     ITEM 31.  MANAGEMENT SERVICES
               -------------------

               None

     ITEM 32.  UNDERTAKINGS
               ------------

          (a)  Not applicable

          (b) Registrant undertakes to file, within four to six months after effectiveness of a post-effective amendment containing a prospectus and statement of additional information for Registrant's new series, The Oakmark Select Fund, a further post-effective amendment containing financial statements of that Fund, which need not be audited, of such series.

          (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report(s) to shareholders of Registrant upon request and without charge.

          (d) Registrant undertakes, if required to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on October 22, 1996.


                                    HARRIS ASSOCIATES INVESTMENT TRUST


                                    By      /s/ Victor A. Morgenstern
                                       -----------------------------------
                                         Victor A. Morgenstern, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

           Name                   Title                             Date
           ----                   -----                             ----

/s/ Michael J. Friduss            Trustee                     )
---------------------------                                   )
Michael J. Friduss                                            )
                                                              )
/s/ Thomas H. Hayden              Trustee                     )
---------------------------                                   )
Thomas H. Hayden                                              )
                                                              )
                                  Trustee                     )
---------------------------                                   )
Christine M. Maki                                             )
                                                              )
/s/ Victor A. Morgenstern         Trustee and President       )
---------------------------       (chief executive officer)   )
Victor A. Morgenstern                                         )
                                                              )
/s/ Allan J. Reich                Trustee                     )
---------------------------                                   )
Allan J. Reich                                                )
                                                              )  October 22, 1996
/s/ Marv R. Rotter                Trustee                     )
---------------------------                                   )
Marv R. Rotter                                                )
                                                              )
/s/ Burton W. Ruder               Trustee                     )
---------------------------                                   )
Burton W. Ruder                                               )
                                                              )
/s/ Peter S. Voss                 Trustee                     )
---------------------------                                   )
Peter S. Voss                                                 )
                                                              )
/s/ Gary N. Wilner                Trustee                     )
---------------------------                                   )
Gary N. Wilner                                                )
                                                              )
/s/ Donald Terao                  Treasurer (principal        )
---------------------------        accounting officer)        )
Donald Terao                                                  )

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

5.1        Investment advisory agreement for The Oakmark Fund dated August 30,
           1996

5.2 Investment advisory agreement for The Oakmark International Fund dated August 30, 1996

5.3        Investment advisory agreement for The Oakmark Small Cap Fund dated
           August 30, 1996

5.4        Investment advisory agreement for The Oakmark Balanced Fund dated
           August 30, 1996

5.5        Investment advisory agreement for The Oakmark International Emerging
           Value Fund dated August 30, 1996

5.6        Investment advisory agreement for The Oakmark Select Fund dated
           October 22, 1996

8.5        Form of letter agreement applying custody agreement to The Oakmark
           Select Fund

10.5       Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark
           Select Fund

11         Consent of independent public accountants

13.4       Organizational expense agreement for The Oakmark Select Fund dated
           October 22, 1996